UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2009

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (3) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) fluctuations in real estate values; (8) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (9) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (10) our ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the financial services industry; (15) changes in accounting principles, policies or guidelines; (16) our future acquisitions of other depository institutions or lines of business; and (17) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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Investor Presentation May 2009 NASDAQ: MBFI

Forward looking statements When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (3) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) fluctuations in real estate values; (8) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (9) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (10) our ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the financial services industry; (15) changes in accounting principles, policies or guidelines; (16) our future acquisitions of other depository institutions or lines of business; and (17) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

MB Financial is a leading commercial bank serving the Chicago market Source: SNL Financial, Company management Note: Business line financial data as of March 31, 2009 Provides much of the funding for commercial lending business Provides 60% of deposits and 15% of loans +14% CAGR Key differentiation attributes include convenience, ATM freedom and extended deposit cut-off times Retail Banking Rapidly growing private bank that targets wealthy individuals ($3bn AUM) Asset Management and Trust focus Vision Investment Services provides brokerage services through branch network Wealth Management Largest, most developed business unit, drives company performance (+16% CAGR) Loans to middle-market companies with revenues ranging from $5 to $100mm Double digit organic growth Treasury management products for companies of all sizes Commercial Banking Lines of business Chicago MSA MB Financial Bank, N.A. Former Heritage Community Bank Offices Kane DeKalb La Salle Kendall Grundy Will Cook DuPage Lake McHenry Chicago Branches strategically located to have access to 79% of middle market companies

Commercial related loan growth 1 +16% CAGR $826 $1,081 $1,190 $1,416 $1,709 $1,977 $2,656 $2,819 $3,111 $3,125 $718 $717 $775 $848 $944 $1,039 $1,413 $1,877 $2,172 $2,246 $1,544 $1,798 $1,965 $2,264 $2,653 $3,016 $4,696 $5,283 $5,371 $4,069 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 1Q 2009 Millions Commercial and Industrial (including lease loans) Commercial Real Estate (including construction real estate)

Deposit growth +14% CAGR $391 $431 $456 $552 $623 $641 $924 $876 $960 $1,019 $447 $496 $490 $620 $713 $636 $1,041 $1,263 $1,465 $1,762 $311 $325 $352 $448 $523 $469 $391 $368 $440 $1,079 $1,202 $1,316 $1,396 $1,568 $1,545 $2,572 $2,506 $2,838 $2,857 $272 $615 $570 $478 $865 $819 $474 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 2000 2001 2002 2003 2004 2005 2006 2007 2008 1Q 2009 Millions Brokered CDs Time & Public Funds Savings NOW & MMDA Non-Interest Bearing $5,581 $5,514 $2,780 $2,577 $3,176 $3,699 $3,906 $2,372 $6,897 $6,496

Strong position in one of the nation's leading MSAs

Chicago MSA Rankings

Rank	Institution	Branches	Total Deposits in Market ($mm)	Total Market Share (%)
1	JPMorgan Chase	478	42,193	15.5
2	Bank of America	201	36,148	13.3
3	Harris (Bank of Montreal)	212	26,256	9.7
4	Northern Trust	19	12,239	4.5
5	PNC Financial Services	140	11,824	4.4
6	Fifth Third	173	8,401	3.1
7	Corus Bankshares	14	8,016	3.0
8	Citigroup	74	7,662	2.8
9	Wintrust Financial	77	7,300	2.7
10	**MB Financial**	**78**	**6,171**	**2.2**
11	Charter One (Royal Bank of Scotland)	132	5,697	2.1
12	PrivateBancorp	8	5,163	1.9
13	First Midwest	87	5,147	1.9
14	TCF Financial	213	3,331	1.2
15	FBOP	33	3,085	1.1
	All Other Institutions		82,976	30.6
	MSA Total	**3,346**	**271,610**	**100.0**

Demographics



Chicago MSA
Cook County
DuPage County
National Average
$67,234
$60,068
$84,952
$54,749
17.1%
19.4%
25.7%
17.0%
Median HH income
Projected HH income growth¹

Top U.S. MSAs (sorted by deposits)

MSA	Deposits ($bn)	Projected population growth (%)	Median HH income ($)	Projected HH income growth (%)[1]
New York	$785	2.24%	$66,612	18.8%
Los Angeles	305	4.24	61,237	17.2
Chicago	**272**	**5.01**	**67,234**	**17.1**
San Francisco	180	2.75	81,038	19.6
Las Vegas	168	22.12	58,391	16.3

Source: SNL DataSource. Data as of June 30, 2008. Includes pending acquisitions through March 16, 2009

[1] Reflects total growth in the projection period from 2008 through 2013

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MB has achieved steady growth despite challenging market conditions Source: Company filings, SNL Financial Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: Amcore, First Midwest, Old Second, Midwest Banc, PrivateBancorp, Taylor, Wintrust 1 Core Revenue = net interest income + other income less any non-core revenue, such as net gain (loss) on sale of securities available for sale and net gain (loss) on sale of assets 2003-2008: 11.0% CAGR 2003-2008: 11.0% CAGR Core Revenue ($mm) Net interest income ($mm) 3.80% 3.64% 3.77% 3.51% 3.74% 3.55% 3.51% 3.41% 3.32% 3.23% 3.16% 2.96% $131 $149 $169 $188 $212 $221 $109 $117 $128 $132 $95 $96 2003 2004 2005 2006 2007 2008 MBFI Chicago Peers $190 $209 $230 $259 $303 $321 $116 $116 $123 $141 $154 $204 2003 2004 2005 2006 2007 2008 MBFI1 Chicago Peers

All Other Fees² 2.9% Deposit Service Fees 8.1% Lease Financing Revenues 5.5% Merchant Processing Fees 5.4% Trust and Asset Mgmt and Brokerage Fees 4.9% Loan Service Fees 2.3% with a well-diversified revenue base Source: Company filings for the quarter ended March 31, 2009 1 Excludes non-core revenue (i.e. net gain/(loss) on sale of securities available for sale and assets) ² Includes increase in cash surrender value of life insurance and other operating revenue Focus on growing fee income Likely expansion areas include deposit fees, trust and asset management and leasing Fee Income1 29.1% of Total Core Revenue1 Net Interest Income 70.9% of Total Core Revenue1

Loan and deposit composition As of March 31, 2009 Total: $6.3 Billion Yield on loans: 5.25% Source: Company filings Note: Loan and deposit composition consist of GAAP data. Yield on loans and cost of deposits are based on the first quarter of 2009 Total: $6.9 Billion Cost of deposits: 2.43% Loan Composition Deposit Composition Construction, 12% Commercial Real Estate, 37% Commercial leases, 12% 1-4 family, 5% Other, 4% Commercial loans, 24% Home equity, 6% Non-interest bearing, 15% Money market and NOW, 26% Savings, 6% Certificates of deposit, 39% Other, 2% Brokered deposits, 12%

Construction loan geographic distribution by type

As of March 31, 2009
(Dollars in thousands)

	Chicago		Suburban Illinois and Northwest Indiana		Other States		Total	
	Amount	% of Total Loans	Amount	% of Total Loans	Amount	% of Total Loans	Amount	% of Total Loans
Residential construction related credits								
Unimproved land	$ -	-	$ 5,434	0.1%	$ -	-	$ 5,434	0.1%
Improved lots and single family construction	44,600	0.6%	128,532	2.1%	16,953	0.3%	190,085	3.0%
Condominiums	126,826	2.0%	55,687	0.9%	3,990	0.1%	186,503	3.0%
Apartments	6,057	0.1%	10,625	0.2%	4,549	0.1%	21,231	0.4%
Townhomes	7,630	0.1%	34,962	0.6%	7,661	0.1%	50,253	0.8%
Total residential construction related credits	185,113	2.8%	235,240	3.9%	33,153	0.6%	453,506	7.3%
Commercial construction related credits								
Unimproved land	$ -	0.0%	$ 2,416	0.0%	$ -	-	$ 2,416	0.0%
Improved lots and construction	11,724	0.2%	52,519	0.9%	-	-	64,243	1.1%
Industrial	-	0.0%	35,889	0.6%	12,856	0.2%	48,745	0.8%
Office, retail and hotel	33,482	0.5%	117,489	1.9%	12,426	0.2%	163,397	2.6%
Schools	10,775	0.2%	3,129	0.1%	-	-	13,904	0.3%
Medical	-	-	-	-	18,665	0.3%	18,665	0.3%
Total commercial construction related credits	55,981	0.9%	211,442	3.5%	43,947	0.7%	311,370	5.1%
Total construction loans	$ 241,094	3.7%	$ 446,682	7.4%	$ 77,100	1.3%	$ 764,876	12.4%

Source: Company filings

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Construction loss reserves by risk category and type

As of March 31, 2009
(Dollars in thousands)

	Risk Category							
	Non-Performing Loans (NPLs)		Potential Problem and and Other Watch List Loans		Pass Loans		Total	
	Amount	% of Loan Balance Reserved	Amount	% of Loan Balance Reserved	Amount	% of Loan Balance Reserved	Amount	% of Loan Balance Reserved
Residential construction related credits								
Unimproved land	$ -	-	$ 1,600	6%	$ 3,834	1%	$ 5,434	2%
Improved lots and single family construction	83,775	41%	41,018	10%	65,292	4%	190,085	21%
Condos	16,029	15%	96,656	9%	73,818	3%	186,503	7%
Apartments	-	-	3,595	2%	17,636	2%	21,231	2%
Townhomes	14,925	23%	18,742	13%	16,586	1%	50,253	12%
Total residential construction related credits	114,729	35%	161,611	10%	177,166	3%	453,506	13%
Commercial construction related credits								
Unimproved land	$ -	-	$ 1,493	6%	$ 923	0%	$ 2,416	4%
Improved lots and construction	15,724	28%	8,272	5%	40,247	1%	64,243	8%
Industrial	-	-	8,576	6%	40,169	0%	48,745	1%
Office and Retail	14,003	47%	11,992	16%	137,402	1%	163,397	6%
Schools	-	-	-	-	13,904	1%	13,904	1%
Medical	-	-	-	-	18,665	3%	18,665	3%
Total commercial construction related credits	29,727	37%	30,333	10%	251,310	1%	311,370	5%
Total construction loans	$ 144,456	34%	$ 191,944	10%	$ 428,476	2%	$ 764,876	10%

Source: Company filings

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Robust credit infrastructure


Thomas Prothero 1
Chief Operating Officer, Commercial Banking
(Senior Credit Officer)
Construction Loan Administration
6 FTEs
Appraisal Review
7 FTEs
Credit Administration
4 FTEs
Loan Review 2
4 FTEs
Credit Analysts/ LDPs
33 FTEs
Portfolio Support and Advisory
5 FTEs
Default Administration
19 FTEs
Thomas Watts 3
Chief Credit Officer
(Credit Underwriting and Approval)
Sr Credit Officer, Managed Asset Supervision - CRE
1 FTE
Sr Credit Officer, Managed Asset Supervision C&I and CRE
1 FTE
Credit Officer, Business Banking, Ukrainian Village
1 FTE
Small Business Lending, Business Banking
4 FTEs
Managed Asset Supervision C&I
8 FTEs
Syndicated Lending Portfolio C&I and CRE
1 FTE
Managed Asset Supervision – CRE
4 FTEs

Source: Company management

[1] Reports to Chief Commercial Banking Officer
[2] Reports to Audit Committee
[3] Reports to CEO, MB Financial, Inc.

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Credit metrics compare favorably to local peers Source: SNL Financial, Company filings Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: Amcore, First Midwest, Old Second, Midwest Banc, PrivateBancorp, Taylor, Wintrust 1 Nonperforming assets include loans 90+ days past due & accruing NPAs1/Assets (%) Reserves/Loans (%) Construction Loans/Total Loans (%) Reserves/Loans (%) 0.65 1.13 1.45 1.71 2.57 1.10 1.06 1.91 2.36 3.61 2008Q1 2008Q2 2008Q3 2008Q4 2009Q1 MBFI Chicago Peers 14 12 12 15 15 15 12 14 14 15 2008Q1 2008Q2 2008Q3 2008Q4 2009Q1 MBFI Chicago Peers 1.35 1.38 2.31 2.84 1.37 1.77 2.05 1.46 1.23 1.20 2008Q1 2008Q2 2008Q3 2008Q4 2009Q1 MBFI Chicago Peers 155 78 86 73 63 76 88 99 67 45 2008Q1 2008Q2 2008Q3 2008Q4 2009Q1 MBFI Chicago Peers

MB Financial has maintained stronger capital levels than peers TCE/TA (%) TCE/RWA (%) Tier 1 Ratio (%) Total Capital Ratio (%) Source: SNL Financial, Company filings. Information not yet available for regulatory data as of March 31, 2009. Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: Amcore, First Midwest, Old Second, Midwest Banc, PrivateBancorp, Taylor, Wintrust 6.2 6.0 6.1 5.6 5.1 5.6 5.5 4.9 4.6 4.6 2008Q1 2008Q2 2008Q3 2008Q4 2009Q1 MBFI Chicago Peers 9.8 8.7 9.6 9.6 12.1 8.2 9.0 10.2 2008Q1 2008Q2 2008Q3 2008Q4 MBFI Chicago Peers 7.3 7.4 7.1 6.8 5.5 5.5 7.6 6.5 2008Q1 2008Q2 2008Q3 2008Q4 MBFI Chicago Peers 2008Q2 11.59 10.54 2008Q3 11.65 10.72 2008Q4 14.07 13.07 MBFI Chicago Peers

Strong liquidity position Primary sources of funds are retail and commercial deposits, short-term and long-term borrowings, public funds and funds generated from operations Continued to build significant liquidity in the first quarter of 2009 Strong funding growth - deposits increased by $1.1 bn compared to the first quarter of 2008 The average remaining term of our brokered CDs is 1.4 years Ability to borrow an additional $92 million from the Federal Home Loan Bank At March 31, 2009, the Company had $328 million of unpledged investment securities Ability to borrow an additional $145 million through the Federal Reserve Term Auction Facility at March 31, 2009 Source: Company filings, Company management Note: Financial data as of March 31, 2009 Liquidity sources 1,707 Amount ($mm) Core funding: Non-interest bearing deposits $1,019 Money market and NOW accounts 1,762 Savings accounts 440 Certificates of deposit 2,690 Customer repurchase agreements 274 Total core funding 6,185  Wholesale funding: Public funds deposits 166 Brokered deposit accounts 819 Other short-term borrowings 201 Long-term borrowings 312 Subordinated debt 50 Junior subordinated notes issued to capital trusts 159 Total wholesale funding 1,707  Total funding $7,892

Market dislocation may create many in-footprint opportunities in the Chicago MSA Represents $54bn in total deposits, or over 20% of total deposits in MSA At least 22 of these banks have a non-performing assets to total assets ratio greater than 6.5% At least 42 of these banks are experiencing credit stress, with a Texas Ratio greater than 50% Source: SNL Financial, FactSet, Company filings 1 Non-performing assets divided by (tangible equity plus allowance for loan losses) Over 120 Banks with Assets Greater than $150mm and Less Than $5bn MB Financial’s competitive advantage MBFI Chicago peers 2.1% 2.8% Reserves/loans Texas Ratio Frequency1 0 2 4 6 8 10 12 14 16 18 0.0 0.1 to 10.0 10.1 to 20.0 20.1 to 30.0 30.1 to 40.0 40.1 to 50.0 50.1 to 60.0 60.1 to 70.0 70.1 to 80.0 80.1 to 90.0 90.1 to 100.0 100.1 to 110.0 110.1 to 120.0 120.1 to 130.0 Over 130 Texas Ratio (percent) Number of Banks 2.6% 3.6% NPAs/assets NPAs/Assets Frequency 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0.0 0.1 to 0.5 0.6 to 1.0 1.1 to 1.5 1.6 to 2.0 2.1 to 2.5 2.6 to 3.0 3.1 to 3.5 3.6 to 4.0 4.1 to 4.5 4.6 to 5.0 5.1 to 5.5 5.6 to 6.0 6.1 to 6.5 Over 6.5 NPAs/Assets (percent) Number of Banks Reserves to NPL’s 78.00% 45.00%

Disciplined acquiror and experienced integrator

FSL Holdings (Chicago, IL)
- February 8, 2001
- $41mm all cash

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

LaSalle Systems Leasing, Inc.
- April 12, 2002
- $40mm all cash

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

First Security Fed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $83mm cash
- Acquired $501mm in assets and $314mm in deposits

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $304mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC assisted deal
- Entered into a loss-sharing agreement with the FDIC on all purchased assets

2000 — 2002 — 2004 — 2006 — 2008 — 2009

Source: SNL Financial, Company filings

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MB Financial acquires all deposits of Heritage Community Bank with minimal credit exposure Source: SNL Financial, company filings Note: Financial data as of December 31, 2008 1 Credit exposure after loss sharing agreement of $16.4mm – asset discount of $14.5mm Transaction overview Key transaction metrics Chicago MSA On February 27, 2009, Heritage Community Bank, of Glenwood, Illinois, was closed and the Federal Deposit Insurance Corporation (FDIC) was appointed as receiver MB Financial (MBFI) assumed all of the deposits of Heritage Community Bank ($214mm) at a premium of $2.1mm and all assets ($226mm) at a discount of $14.5mm The FDIC will reimburse MBFI for 80% of charge-offs up to $51.8mm and 95% over $51.8mm Loss-sharing starts from dollar one 90-day option to purchase the Bank’s owned premises and equipment or assume leases on the leased branches Immediately accretive to MBFI Very minimal loss exposure McHenry Lake DeKalb Kane DuPage Cook Will Kendall Grundy La Salle At announcement ($mm) Assets acquired $226 Loans acquired 173 Effective credit exposure1 2 Asset premium (discount) (14) Deposits acquired 214 Core 210 Core deposit intangibles created 2

Summary Premier middle market franchise in Chicago MSA Well-diversified core revenue base with stable growth Conservative credit management Well positioned for opportunistic acquisitions in core geographies Strong and experienced management team

Appendix

Non-GAAP disclosure reconciliations This schedule reconciles one financial measure in our presentation determined by a method other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This measure is net interest margin on a fully tax equivalent basis. Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets. The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. We believe that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believe that providing this measure may be useful for peer comparison purposes. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 3.16% 3.32% 3.51% 3.74% 3.77% 3.80% Net interest margin, fully tax equivalent 0.13% 0.12% 0.11% 0.12% 0.10% 0.08% Plus: Tax equivalent effect 3.03% 3.20% 3.40% 3.62% 3.67% 3.72% Net interest margin 2008 2007 2006 2005 2004 2003

Non-GAAP disclosure reconciliations (continued) The following table presents a reconciliation of tangible common equity to shareholders’ common equity (in thousands): $ 436,863 $ 471,976 $ 485,104 $ 475,871 $ 477,051 Tangible common equity 17,545 16,754 17,348 17,941 15,949 Less: Other intangible, net of tax benefit 387,069 387,069 387,069 387,069 379,047 Less: Goodwill $ 841,477 $ 875,799 $ 889,521 $ 880,881 $ 872,047 Common stockholders’ equity - as reported 2009 2008 2008 2008 2008 March 31, December 31, September 30, June 30, March 31,

Investor Presentation May 2009 NASDAQ: MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 6th day of May, 2009.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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